Subsequent events	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Declaration of dividend
On July 29, 2025, our Board of Directors declared a quarterly cash dividend $0.40 per common share, which is to be paid on August 29, 2025 to all shareholders of record as of August 13, 2025.
Bareboat charter-out agreement
In August 2025, we entered into an agreement to bareboat charter-out the MR product tanker, STI Bosphorus, at a bareboat rate of $13,150 per day. The vessel will be chartered to a third-party joint venture which will re-flag the vessel to the United States in order for it to participate in the U.S. Government’s Tanker Security Program (TSP). The contract will remain in effect until the vessel reaches 20 years of age, which will occur in 2037, subject to annual renewal within the National Defense Authorization Act (“NDAA”). The charter commenced in August 2025.
As a condition to entering into this bareboat charter agreement, we repaid the debt outstanding relating to this vessel of $12.65 million on the 2023 $1.0 Billion Credit Facility in July 2025. This prepayment consisted of $3.45 million on the term portion of the loan and $9.2 million on the drawn revolving portion, which cannot be redrawn.
Ocean Yield Lease Financing
In July 2025, we submitted notice to exercise the purchase option on the LR2 product tanker, STI Symphony, currently financed under this arrangement. This vessel is scheduled to be purchased in February 2026 when the remaining lease liability is scheduled to be $18.9 million.